                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) : March 15, 2001

                                CHEC FUNDING, LLC
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               (Exact name of Registrant as Specified in Charter)

Delaware                        333-92355                    75-2851805
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(State or Other                 (Commission                  (IRS Employer
Jurisdiction of Incorporation)  File Number)                 Identification No.)

                2728 North Harwood Street, Dallas, Texas      75201
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               (Address of Principal Executive Offices)  (Zip Code)

       Registrant's telephone number, including area code: (214) 981-5000
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                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

CHEC Funding, LLC, as depositor (the "Depositor") registered issuance of Asset-Backed Certificates and Asset-Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-93255) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Depositor caused Centex Home Equity Loan Trust 2001-A to issue $475,000,000 principal amount of Home Equity Loan Asset-Backed Certificates, Series 2001-A (the "Certificates"), on March 15, 2001 (the "Closing Date").

The Certificates were issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 2001, among the Depositor, Centex Credit Corporation d/b/a Centex Home Equity Corporation, as a seller and servicer, CHEC Conduit Funding, LLC as a seller, Harwood Street Funding II, LLC as a seller and Bank One, National Association, as trustee.

Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement attached hereto as Exhibit 4.1.

Item 7. Financial statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits

            Exhibit No.

             4.1     Pooling and Servicing Agreement
            99.1     Certificate Insurance Policies

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHEC FUNDING, LLC


                                        By: /s/ Jeffrey B. Upperman
                                            ------------------------------------
                                        Name:   Jeffrey B. Upperman
                                        Title:  Vice President

Date: March 15, 2001

                                  EXHIBIT INDEX

Exhibit Number            Description

 4.1                      Pooling and Servicing Agreement

99.1                      Certificate Insurance Policies